SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Admendment No. )

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[ ]	Preliminary Proxy Statement
[ ]	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 240.14a-11; or 240.14a-12

Electronic Systems Technology, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

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(ESTEEM LOGO)
Electronic Systems Technology, Inc.	Phone: 509-735-9092
415 N. Quay Street, Kennewick, WA 99336	Fax: 509-783-5475

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 2, 2000

To The Stockholders of Electronic Systems Technology, Inc.:

The Annual Meeting of Stockholders of Electronic Systems Technology, Inc. (EST), a Washington Corporation, will be held at Cavanaugh's Motor Inn at Columbia Center, Kennewick, Washington on Friday, June 2, 2000 at 3:00 p.m.  Pacific time for the following purposes:

1. To elect certain members of the Board of Directors

2. To ratify the selection of the independent auditors of the Corporation

3. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

Stockholders of record at the close of business on April 17, 2000 are entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ T.L. KIRCHNER

T.L. Kirchner, President

May 1, 2000 / Approximate Date of mailing to Stockholders

IMPORTANT:  Whether or not you plan to attend the meeting, please execute and return the enclosed proxy.  A return envelope is enclosed for your convenience.  Prompt return of the proxy will assure a quorum and save the Company unnecessary expense.  At least ten (10) days before the meeting of stockholders, a complete record of the stockholders of the Company entitled to vote at such meeting, or any adjournment thereof, will be on file at the place of business of the Company at 415 N. Quay St. Suite 4, Kennewick, Washington 99336, and shall be produced and kept open at the time and place of the meeting.  During all times referred to above, the records shall be subject to the inspection of any shareholder for the purposes of the meeting.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

415 N. Quay Street

Kennewick, Washington 99336

(509) 735-9092

PROXY STATEMENT

Relating to

ANNUAL MEETING OF SHAREHOLDERS

to be held on June 2, 2000

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Electronic Systems Technology, Inc. a Washington corporation (the "Corporation"), to holders of shares of the Corporation's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Friday, June 2, 2000 and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting.  This Proxy Statement is first being mailed to shareholders on or about April 17, 2000.  The Annual Report of the Company for the year ending December 31, 1999 was mailed to stockholders prior to the mailing of this Proxy Statement. Such Annual Report does not form any part of the material for solicitation of proxies.

PURPOSES OF ANNUAL MEETING

Election of Director

At the Annual Meeting, shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and take action on the election of three directors to the Corporation's Board of Directors to serve for a three year term.  See "Election of Directors."

Ratification of Auditors

At the Annual Meeting, shareholders will be asked to ratify the selection of Robert Moe & Associates, P.S. as independent auditors of the Corporation for the fiscal year ending December 31, 2000.  See "Approval of Auditors."

Other Business

To transact other matters as may properly come before the annual meeting or any adjournment or adjournments thereof.

VOTING AT ANNUAL MEETING

General

The close of business on the Record Date of April 17, 2000 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 5,068,667 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such shares will be voted: (1) FOR election of the individuals to the Corporation's Board of Directors, (2) FOR the ratification of the selection of independent auditors; (3) AT the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting.  A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. Broker non-votes, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote shares for which no instructions have been given in their discretion in the election of directors.

The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders.  In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

1. ELECTION OF DIRECTORS

It is intended that the proxies solicited hereby will be voted for election of the nominees for directors listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why its nominees will be unable to accept election. However, if the nominees become unable to accept election, the Board will either reduce the number of directors to be elected or select substitute nominees. If substitute nominees are selected, proxies will be voted in favor of such nominees.

The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. The terms of directors of Class I expire with the 2000 Annual Meeting, terms of directors of Class II expire with the 2001 Annual Meeting, and the terms of directors of Class III expire with the 2002 Annual Meeting.

Nominees

The nominees for Class I directors whose terms, if elected, will expire in 2003 and certain additional information with respect to the nominees are as follows:

Nominee's Name, Position with the Company, Principal Occupation(s), Other Directorships, Age, and Ownership:

CLASS I - Three Year Term Expiring June 2000

Melvin H. Brown: Mr. Brown is a Director of the Company. During the last five years Mr. Brown has been the owner and president of Manufacturing Services, Inc. Manufacturing Services provides services in packaging design, printed circuit board layout, prototyping, production runs, verification of documentation testing, burn-in, quality control, and repetitive volume production. Manufacturing Services provides electronic manufacturing and quality control testing services for Electronic Systems Technology. EST purchased $51,563 of these services from Manufacturing Services during 1999. (See Related Party Transactions below.) Mr. Brown does not serve as a director for any other company registered under the Securities Exchange Act.
Age:	69
Shares Beneficially Owned*	76,500
Percent of Class:	1.5
A Director Since:	1985

* Shares beneficially owned do not include 75,000 shares subject to options granted 2-6-98, 2-12-99 and 2-11-00.

Arthur Leighton: Mr. Leighton is a Director of the Company. Mr. Leighton served as President of Kraft Industries through mid 1986. Since then he has been working as an independent Management Consultant. Mr. Leighton does not serve as director of any other company registered under the Securities Exchange Act.

Age:	76
Shares Beneficially Owned*	129,000
Percent of Class:	2.5
A Director Since:	1985

* Shares beneficially owned do not include 50,000 shares subject to options granted 2-12-99 and 2-11-00.

Robert Southworth: Mr. Southworth is a Director of the Corporation. In his primary occupation he is a Senior Patent Attorney with the United States Department of Energy in Richland, Washington, and is responsible, among other duties, for preparing and prosecuting domestic and foreign patent applications in such fields as nuclear reactors, fuel reprocessing, waste management and energy fields of solar, wind, and fossil fuels. Mr. Southworth received a degree in Chemical and Petroleum Refining Engineering from the Colorado School of Mines in 1968, a Masters of Business Administration from the University of Colorado in 1973, and a Law Degree from the University of Denver in 1976. Mr. Southworth has not been engaged in any legal matters concerning the Company. Mr. Southworth does not serve as a director for any other company registered under the Securities Act.
Age:	56
Shares Beneficially Owned*	0
Percent of Class:	0
A Director Since:	1985

* Shares beneficially owned do not include 75,000 shares subject to options granted 2-6-98, 2-12-99 and 2-11-00.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY

2. RATIFICATION OF AUDITORS

Robert Moe & Associates, P.S., independent public accountants, have again been selected by the Board of Directors as the independent auditors for the Corporation for the fiscal year ending December 31, 2000, subject to approval by the shareholders. Robert Moe & Associates, P. S. has served as an independent auditor for the Corporation since the fiscal year ended December 31, 1984. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors. Robert Moe & Associates, P.S., will not be represented at the annual meeting, but questions from shareholders will be presented to the auditors for response.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 2

3. OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE:

CLASS II - Three Year Term Expiring June 2001

John L. Schooley: Mr. Schooley is a Director of the Company. During the past five years, Mr. Schooley has been the owner and President of Remtron, Inc. in San Diego, California. Remtron, Inc. is a manufacturer of advanced radio control and telemetry systems for the industrial market. Mr. Schooley does not serve as director of any other company registered under the Securities Act.

Age:	60
Shares Beneficially Owned:	85,000
Percent of Class:	1.7
A Director Since:	1993

* Shares beneficially owned do not include 25,000 shares subject to options granted 2-11-00.

CLASS III - Three Year Term Expiring June 2002

T.L. Kirchner: Mr. Kirchner is founder, President and a Director of the Company. During the last five years Mr. Kirchner devoted 100% of his time to the Management of the Company. His primary duties were, and are, to oversee the Management and Marketing functions of the Company. Mr. Kirchner does not serve as a director for any other company registered under the Securities Exchange Act.
Age:	51
Shares Beneficially Owned*	403,488
Percent of Class:	8.0
A Director Since:	1985

* Shares beneficially owned do not include 75,000 shares subject to options granted 2-6-98, 2-12-99 and 2-11-00.

John H. Rector: Mr. Rector is a Director of the Company. Mr. Rector founded Western Sintering, located in Richland, Washington. Western Sintering, a powdered metal parts manufacturer, is an Original Equipment Manufacturer (OEM). Mr. Rector is the former President of Western Sintering, Inc. Mr. Rector currently serves as President of Plastic Injection Molding, Inc., a plastic injection parts manufacturer. Mr. Rector does not serve as director of any other company registered under the Securities Exchange Act.

Age:	83
Shares Beneficially Owned:	3,000
Percent of Class:	0.06
A Director Since:	1992

* Shares beneficially owned do not include 75,000 shares subject to options granted 2-6-98, 2-12-99 and 2-11-00.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 17, 2000, the amount and percentage of the Common Stock of the Company, which according to information supplied by the Company, is beneficially owned by each person who, to the best knowledge of the Company, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.
Title of Class	Name & Address Of Beneficial Owner (1)	Amount & Nature Of Beneficial Ownership	Percent of Class
Common	T.L. Kirchner 415 N. Quay St. Kennewick WA 99336	403,488 (2)(3)	8.0%
Common	EDCO Partners LLLP 4605 Denice Drive Englewood CO 80111	380,165	7.5%

(1) Under Rule 13d-3, issued by the Securities and Exchange Commission, a person is, in general, deemed to "Beneficially own" any shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote or to direct the voting of those shares and/or (b) investment power, which included the power to dispose, or to direct the disposition of those securities. The foregoing table gives effect to shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Company.  The persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) The beneficial owner listed above has stock options giving the right to acquire 75,000 shares of Electronic Systems Technology, Inc. Common Stock: Options for 25,000 shares were granted February 7, 1997; Options for 25,000 shares were granted February 6, 1998, and Options for 25,000 granted February 12, 1999. Forms 8-K , dated February 9, 1996, February 7, 1997, February 6, 1998, and February 12, 1999 respectively, are incorporated herein by reference.

(3) Does not include options granted. See footnote (1) above.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of April 17, 2000, amount and percentage of the Common Stock of the Company, which according to information supplied by the Company, is beneficially owned by Management, including officers and directors of the Company.

Title of Class	Name Of Beneficial Owner	Amount & Nature Of Beneficial Ownership*	Percent of Class
Common	T.L. Kirchner (Officer&Director)	403,488(1)	8.0%
Common	Robert Southworth (Officer&Director)	0(1)	0%
Common	Melvin H. Brown (Director)	76,500(1)	1.5%
Common	Arthur Leighton (Director)	129,000(1)	2.6%
Common	John Schooley (Director)	85,000(1)	1.7%
Common	John H. Rector (Director)	3,000(1)	0.06%

(1) Does not include stock options. See below.

* Shares beneficially owned do not include shares subject to options granted 2-6-8, 2-12-99 and 2-11-00.

REMUNERATION OF EXECUTIVE OFFICERS

(a) Named Executive Officers

The Corporation's named executive officers are: T.L. Kirchner, President and CEO

The Registrant's four most highly compensated executive officers other than the CEO who served as executive officers as of December 31, 1999 are: None

(b) Summary Compensation Table

The Company's named compensated executive officer is T.L. Kirchner, President and CEO. The Company had no other compensated executive officers as of December 31, 1999.

The information specified concerning the compensation of the named executive officers for each of the Registrant's last three completed fiscal years is provided in the following Summary Compensation Table:
SUMMARY COMPENSATION TABLE
					Long Term Compensation
Annual Compensation					Awards	Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Restricted Stock Awards ($)	Securities Options Underlying SARs (#)	LTIP Payouts ($)	All Other Compensation ($)(3)(4)
T. L. Kirchner	1999	87,430	4,087	1,881	0	25,000	0	5,845
President &	1998	74,580	5,080	734	0	25,000	0	5,846
CEO	1997	74,580	5,081	1,615	0	25,000	0	5,524

(1) Includes amounts paid under the Non-qualified Employee Profit Sharing Bonus

(2) Other Annual Compensation includes Accrued Vacation Pay

(3) All Other Compensation consists of premiums paid for Group Health Insurance and Key Man Insurance

(4) Amounts do not reflect proceeds of $0.01 per share cash distribution received during 1997,1998, and 1999 totaling $4035 for each year listed, respectively. Receipt of cash distribution was based solely on capacity as a shareholder.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 1999 is provided in the following Option/SAR Grants in the Last Fiscal Year Table:
OPTION/SAR GRANTS IN LAST FISCAL YEAR
Individual Grants (5)
(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options/SARs Granted # (4)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or base price ($/Share)	Expiration Date
T.L. Kirchner	25,000	11.1%	0.44	2/11/02

(5) This table does not include Stock Options granted previously.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 1999 is provided in the following Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values Table:
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Excercisable/ Unexercisable	Value of Unexercised In-the-money Options/SARs At FY-End ($) Excercisable/ Unexercisable
T.L. Kirchner	0	0	75,000	0

The Company does not currently have a Long-Term Incentive Plan ("LTIP").

Compensation to outside directors is limited to reimbursement of out-of-pocket expenses that are incurred in connection with the directors duties associated with the Company's business. There is currently no other compensation arrangements for the Company's directors.

The Company currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 1999 the Board of Directors held two meetings on February 12, 1999, and June 10, 1999. All directors attended the meetings either physically or via teleconference, except as follows: Mr. Southworth was absent from the June 10, 1999 meeting.

COMMITTEES

There are no Compensation, Audit or Nominating Committees. However, the Board has established a Stock Option Committee. The sole purpose of this committee is to research and make recommendations to the Board of Directors regarding issuance of Stock Options pursuant to the Company's Stock Option Plan.

RELATED PARTY TRANSACTIONS

During fiscal year 1999, the Company contracted for services from Manufacturing Services, Inc. in the amount of $51,563. Manufacturing Services, Inc. is owned and operated by Melvin H. Brown, who is a Director of Electronic Systems Technology, Inc. Management believes all prices for services, provided by Manufacturing Services, Inc., were as favorable as could be obtained from comparable manufacturing services companies.

COMPENSATION OF DIRECTORS

Director compensation is limited to reimbursement of out-of-pocket expenses that are incurred in connection with the directors duties associated with the Corporation's business.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's next annual meeting is scheduled for June 1, 2001. A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than March 16, 2001. The Corporation's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. At the time of submission of such proposal a stockholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent By-Law provisions are available upon written request to Robert Southworth, Secretary, Electronic Systems Technology, Inc., 415 North Quay Street, Suite 4, Kennewick, Washington 99336.

FORM 10-KSB

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Corporation. The Form 10-KSB is not part of the proxy solicitation material for the Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov.
By Order of the Board of Directors

/s/ T.L. KIRCHNER
T.L. Kirchner
President

/s/ MAY 1, 2000
May 1, 2000

(FORM OF PROXY CARD)

(FRONT OF PROXY CARD)

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

(509) 735-9092 - 415 N. QUAY STREET, Suite 4 - KENNEWICK, WASHINGTON 99336

(PROXY GRAPHIC)

The undersigned hereby revokes all previous proxies for his stock and appoints T.L. Kirchner, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Electronic Systems Technology, Inc. which the undersigned is entitled to vote at the Annual Meeting of the shareholders to be held at Cavanaugh's Motor Inn at Columbia Center, Kennewick, Washington on June 2, 2000 at 3:00 p.m. Pacific time, including any adjournments thereof.

2. To ratify Robert Moe & Associates, P.S. as independent auditors of the Corporation for the fiscal year ending December 31, 2000.
1.Election of Directors			For	Against	Abstain
Melvin H. Brown			3. In his discretion the proxy is hereby authorized to vote upon such other matters as may properly come before the meeting.
For	Against	Abstain	For	Against	Abstain
Arthur Leighton
For	Against	Abstain
Robert Southworth
For	Against	Abstain

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.			(To be signed on the other side.)

(BACK OF PROXY CARD)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly
Date: